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                                                                   Exhibit 24(b)

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of CheckFree Corporation (the "Company"), hereby appoints David E. Mangum and Curtis A. Loveland as his attorneys, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (File No. 333-70599) (the "Registration Statement"), which Registration Statement registered 3,000,000 shares of Common Stock, $.01 par value, pursuant to the Company's 1995 Stock Option Plan, as amended from time to time, (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents on the dates noted below.

           Signature                                          Title                        Date
           ---------                                          -----                        ----

       /s/ David E. Mangum                           Executive Vice President and       October 22, 2003
------------------------------------                 Chief Financial Officer
     David E. Mangum                                 (Principal Financial Officer)


        /s/ John J. Browne, Jr.                      Vice President, Controller and     October 22, 2003
------------------------------------                 Chief Accounting Officer
     John J. Browne, Jr.                             (Principal Accounting Officer)


        /s/ James D. Dixon                           Director                           October 22, 2003
------------------------------------
     James D. Dixon


       /s/ Henry C. Duques                           Director                           October 22, 2003
------------------------------------
     Henry C. Duques


       /s/ Lewis C. Levin                            Director                           October 21, 2003
------------------------------------
     Lewis C. Levin